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                                                                   EXHIBIT 10.10

                              SECOND AMENDMENT TO
                                 LOAN AGREEMENT

         THIS SECOND AMENDMENT TO LOAN AGREEMENT (hereinafter referred to as the "Amendment") executed as of the 11th day of June, 1996, by and among the HUGOTON ENERGY CORPORATION, a Kansas corporation ("Hugoton"), HUGOTON EXPLORATION CORPORATION, a Kansas corporation ("Exploration"), AMGAS CORPORATION, a Kansas corporation ("AmGas"), TIFFANY GATHERING, INC., a Delaware corporation ("Tiffany") and HEC TRADING COMPANY, a Texas corporation ("Trading") (Hugoton, Exploration, AmGas, Tiffany and Trading being hereinafter referred to as the "Borrowers" and individually as a "Borrower") and BANK ONE, TEXAS, N.A., a national banking association ("Bank One"), TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association ("TCB"), BANK OF MONTREAL ("BOM"), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association ("Wells Fargo"), MEESPIERSON N.V., a company incorporated under the laws of the Netherlands ("Mees"), CREDIT LYONNAIS CAYMAN ISLAND BRANCH ("CL") and BANK OF SCOTLAND, a Scottish banking corporation ("BOS") (Bank One, TCB, BOM, Wells Fargo, Mees, CL and BOS each in their capacity as a lender hereunder together with each and every future holder of any note issued pursuant to this Agreement are hereinafter collectively referred to as "Banks", and individually as "Bank") and Bank One, as "Agent" and TCB, as "Co-Agent".

                              W I T N E S S E T H:

         WHEREAS, as of September 7, 1995 the Borrowers and the Banks entered into a Loan Agreement (the "Loan Agreement"), pursuant to the terms of which the Banks agreed to provide a reducing revolver facility to Borrowers in amounts of up to $250,000,000.00;

         WHEREAS, as of January 22, 1996, Borrowers and Bank entered into a First Amendment to Loan Agreement (the "First Amendment") to add Trading as a Borrower hereunder and make certain other changes to the Loan Agreement; and

         WHEREAS, Borrowers and Banks have agreed to make certain additional amendments to the Loan Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

         1. Unless otherwise defined herein, terms used in this Amendment shall have the meanings assigned to such terms in the Loan Agreement.

         2. Section 12(f) of the Loan Agreement is hereby deleted in its entirety and the following inserted in lieu thereof:

                 "(f)     Dividends. The Borrowers will not declare or pay any
         dividend, purchase, redeem or otherwise acquire for value any of its stock now or hereafter outstanding, return any capital to stockholders, or make any





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         distribution of its assets to its stockholders as such, or permit any of its Subsidiaries to purchase or otherwise acquire for value any of its stock, except the foregoing shall not apply to (i) dividends by Hugoton, not exceeding in any fiscal year an amount equal to 50% of Hugoton's net income for such fiscal year as determined in accordance with GAAP, and (ii) purchase by Hugoton of up to 1,000,000 shares of its common stock for a price per share of not more than $10.00; provided, however, that immediately before and after giving effect to any such transaction no (i) default or Event of Default or (ii) Borrowing Base Deficiency, shall exist."

         3. As of the date of this Amendment, the Borrowing Base shall be $135,000,000 and the Monthly Commitment Reduction shall be $0; provided, however, that for the period beginning on the date of this Amendment and ending on the next Determination Date, the last $5,000,000 of availability under the Revolving Commitment may be used by Borrowers only for the acquisition of proved-developed producing oil and gas reserves.

         4. The obligation of the Banks hereunder to amend the Loan Agreement as set forth above shall be subject to the following conditions precedent:

                 (i) Execution and Delivery. Borrowers shall have executed and delivered to Agent this Amendment and other required documents, all in form and substance satisfactory to Banks;

                 (ii) Corporate Resolution. Agent shall have received appropriate certified corporate resolutions for the Borrowers;

                 (iii) Other Documents. Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as Agent or its counsel may reasonably request, and all such documents shall be in form and substance satisfactory to Agent; and

                 (iv) Legal Matters Satisfactory. All legal matters incident to the consummation of the transactions contemplated hereby shall be satisfactory to special counsel for Agent retained at the expense of Borrowers.

         5. The representations, warranties and affirmative and negative covenants of Borrowers contained in Sections 9, 11 and 12 of the Loan Agreement are incorporated herein by reference for all purposes. Except as modified by this Amendment, Borrowers hereby restate and reaffirm each such representation, warranty and affirmative and negative covenants.

         6. Except to the extent its provisions are specifically amended, modified or superseded by the First Amendment or this Amendment, the Loan Agreement and all





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provisions thereof shall remain in full force and effect, and the same are in all respects hereby ratified, confirmed and approved by Borrowers and the Banks.

         7. The Borrowers agree to indemnify and hold harmless the Banks and their respective officers, employees, agents, attorneys and representatives (singularly, an "Indemnified Party", and collectively, the "Indemnified Parties") from and against any loss, cost, liability, damage or expense (including the reasonable fees and out-of-pocket expenses of counsel to the Banks, including all local counsel hired by such counsel) ("Claim") incurred by the Banks in investigating or preparing for, defending against, or providing evidence, producing documents or taking any other action in respect of any commenced or threatened litigation, administrative proceeding or investigation under any federal securities law, federal or state environmental law, or any other statute of any jurisdiction, or any regulation, or at common law or otherwise, which is alleged to arise out of or is based upon any acts, practices or omissions or alleged acts, practices or omissions of the Borrowers or their agents or arises in connection with the duties, obligations or performance of the Indemnified Parties in negotiating, preparing, executing, accepting, keeping, completing, countersigning, issuing, selling, delivering, releasing, assigning, handling, certifying, processing or receiving or taking any other action with respect to the Loan Documents and all documents, items and materials contemplated thereby even if any of the foregoing arises out of an Indemnified Party's ordinary negligence. The indemnity set forth herein shall be in addition to any other obligations or liabilities of the Borrowers to the Banks hereunder or at common law or otherwise, and shall survive any termination of this Agreement, the expiration of the Loan and the payment of all indebtedness of the Borrowers to the Banks hereunder and under the Notes, provided that the Borrowers shall have no obligation under this Section 7 to the Bank with respect to any of the foregoing arising out of the gross negligence or willful misconduct of the Banks. The parties intend for the provisions of this Section 7 to apply to and protect each Indemnified Party from the consequences of strict liability imposed or threatened to be imposed on any Indemnified Party as well as from the consequences of its own negligence, whether or not that negligence is the sole, contributing, or concurring cause of any Claim.

         8. THIS WRITTEN SECOND AMENDMENT TO LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         9. This Amendment may be executed in a number of identical separate counterparts, each of which for all purposes is to be deemed an original, but all of which shall constitute, collectively, one agreement. No party to this Amendment shall be bound hereby until a counterpart of the Amendment has been executed by all parties hereto.





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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the date first above written.

                              BORROWERS:
                              ----------

                              HUGOTON ENERGY CORPORATION


                              By: /s/ W. MARK WOMBLE
                                 ------------------------------------------
                                 W Mark Womble
                                 Executive Vice President and
                                 Chief Financial Officer

                              HUGOTON EXPLORATION CORPORATION


                              By: /s/ W. MARK WOMBLE
                                 ------------------------------------------
                                 W. Mark Womble
                                 Executive Vice President and
                                 Chief Financial Officer

                              AMGAS CORPORATION

                              By: /s/ W. MARK WOMBLE
                                 ------------------------------------------
                                 W. Mark Womble
                                 Executive Vice President and
                                 Chief Financial Officer

                              TIFFANY GATHERING, INC.

                              By: /s/ W. MARK WOMBLE
                                 ------------------------------------------
                                 W. Mark Womble,
                                 Executive Vice President and
                                 Chief Financial Officer





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                              HEC TRADING COMPANY

                              By: /s/ W. MARK WOMBLE
                                 ------------------------------------------
                                 W. Mark Womble
                                 Executive Vice President and
                                 Chief Financial Officer

                              AGENT:
                              ------

                              BANK ONE, TEXAS, N.A

                              By: /s/ MYNAN C. FELDMAN
                                 ------------------------------------------
                                 Mynan C. Feldman, Vice President

                              CO-AGENT:
                              ---------

                              TEXAS COMMERCE BANK
                              NATIONAL ASSOCIATION

                              By: /s/ PAUL J. NIDOH
                                 ------------------------------------------
                                 Paul J. Nidoh, Vice President

                              BANKS:
                              ------

                              BANK ONE, TEXAS, N.A.
                              a national banking association

                              By: /s/ MYNAN FELDMAN
                                 ------------------------------------------
                                 Mynan Feldman, Vice President





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                              TEXAS COMMERCE BANK NATIONAL
                              ASSOCIATION

                              By: /s/ PAUL NIDOH
                                 ------------------------------------------
                                 Paul Nidoh, Vice President

                              BANK OF MONTREAL

                              BY: /s/ MICHAEL P. STUCKEY
                                 ------------------------------------------
                                 Michael P. Stuckey, Director

                              WELLS FARGO BANK,
                              NATIONAL ASSOCIATION

                              By: /s/ KIRK M. SCOGGINS
                                 ------------------------------------------
                                 Kirk M. Scoggins, Vice President

                              MEESPIERSON N.V.

                              By: /s/ KAREL LOUMAN
                                 ------------------------------------------
                                 Karel Louman, Vice President

                              CREDIT LYONNAIS CAYMAN ISLAND BRANCH

                              By: /s/ PASCAL POUPELLE
                                 ------------------------------------------
                                 Pascal Poupelle, Senior Vice President





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                              BANK OF SCOTLAND

                              By: /s/ CATHERINE ONIFFREY
                                 --------------------------------------
                                 Catherine Oniffrey, Vice President





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